Short-Term and Long-Term Debts - Summary of Contractual Obligations Which Excludes the Impact of Discount of Time Value (Detail)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Debt Instruments [Abstract]
Payment due by period, less than 1 year	¥ 62,363,881	$ 9,557,683	¥ 17,460,042
Payment due by period, 1 - 2 years	663,503,529	101,686,365	263,444,828
Payment due by period, 2 - 3 years	368,390,299	56,458,283	48,346,303
Total	¥ 1,094,257,709	$ 167,702,331	¥ 329,251,173